              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON FEBRUARY 25, 2004


                                         SECURITIES ACT REGISTRATION NO. 2-75128
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-03336
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                      POST-EFFECTIVE AMENDMENT NO. 32                        /X/
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /
                                AMENDMENT NO. 33                             /X/
                        (Check appropriate box or boxes)

                                   ----------


                      STRATEGIC PARTNERS EQUITY FUND, INC.
                     (FORMERLY PRUDENTIAL EQUITY FUND, INC.)
               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525
                         MARGUERITE E.H. MORRISON, Esq.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):
              / / immediately upon filing pursuant to paragraph (b)
              /X/ on February 25, 2004 pursuant to paragraph (b)
              / / 60 days after filing pursuant to paragraph (a)(1)
              / / on (date) pursuant to paragraph (a)(1)
              / / 75 days after filing pursuant to paragraph (a)(2)
              / / on (date) pursuant to paragraph (a)(2) of rule 485
              If appropriate, check the following box:
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered        Shares of Common Stock, $.001 par
                                            value per share

================================================================================

PROSPECTUS FEBRUARY 25, 2004


[GRAPHIC]


STRATEGIC PARTNERS


EQUITY FUND, INC.


FORMERLY KNOWN AS PRUDENTIAL EQUITY FUND, INC.



FUND TYPE
LARGE CAPITALIZATION STOCK

OBJECTIVE: LONG-TERM GROWTH OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS


 1  RISK/RETURN SUMMARY
 1  Investment Objective and Principal Strategies
 2  Principal Risks
 2  Evaluating Performance
 4  Fees and Expenses

 6  HOW THE FUND INVESTS
 6  Investment Objective and Policies
 7  Other Investments and Strategies
10  Investment Risks

14  HOW THE FUND IS MANAGED
14  Board of Directors
14  Manager
15  Investment Advisers and Portfolio Managers
16  Distributor

17  FUND DISTRIBUTIONS AND TAX ISSUES
17  Distributions
18  Tax Issues
19  If You Sell or Exchange Your Shares

20  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20  How to Buy Shares
29  How to Sell Your Shares
32  How to Exchange Your Shares
33  Telephone Redemptions or Exchanges
34  Expedited Redemption Privilege

35  FINANCIAL HIGHLIGHTS
35  Class A Shares
36  Class B Shares
37  Class C Shares
38  Class Z Shares

    FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This section highlights key information about the STRATEGIC PARTNERS EQUITY FUND, INC., which we refer to as "the Fund." Prior to June 30, 2003, the Fund was known as Prudential Equity Fund, Inc. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 80% of the Fund's investable assets in the common stock of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name.

We also may invest in equity-related securities such as preferred stock and convertible securities. The Fund's strategy is to combine the efforts of three investment advisers and to invest in the favorite stock selection ideas of the portfolio managers. While we make every effort to achieve our objective, we can't guarantee success.

[SIDE NOTE]

WE'RE BOTH VALUE AND GROWTH INVESTORS

IN DECIDING WHICH STOCKS TO BUY, OUR PORTFOLIO MANAGERS USE A BLEND OF INVESTMENT STYLES. THAT IS, WE INVEST IN STOCKS THAT MAY BE UNDERVALUED GIVEN THE COMPANY'S EARNINGS, ASSETS, CASH FLOW AND DIVIDENDS AND ALSO INVEST IN COMPANIES EXPERIENCING SOME OR ALL OF THE FOLLOWING: A PRICE/EARNINGS RATIO LOWER THAN EARNINGS PER SHARE GROWTH, STRONG MARKET POSITION, IMPROVING PROFITABILITY AND DISTINCTIVE ATTRIBUTES SUCH AS UNIQUE MARKETING ABILITY, STRONG RESEARCH AND DEVELOPMENT, NEW PRODUCT FLOW, AND FINANCIAL STRENGTH.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in common stock, there is the risk that the price of particular stocks we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with two stock indexes and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

[CHART]

ANNUAL TOTAL RETURNS* (CLASS B SHARES)


1994        1.60%
1995       30.62%
1996       17.14%
1997       23.05%
1998        7.55%
1999       11.69%
2000        3.93%
2001      -12.80%
2002      -27.34%
2003       30.39%


BEST QUARTER: 16.59% (2nd quarter of 2003) WORST QUARTER: -17.97% (3rd quarter of 2002)

* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

AVERAGE ANNUAL RETURNS(1) (as of 12-31-03)



RETURN BEFORE TAXES                                     ONE YEAR    FIVE YEARS    TEN YEARS         SINCE INCEPTION
Class A shares                                             24.88%      -0.08%        7.83%        9.89% (since 1-22-90)
Class C shares                                             28.11       -0.01          N/A         7.77  (since 8-1-94)
Class Z shares                                             31.64        1.20          N/A         6.42  (since 3-1-96)

CLASS B SHARES

Return Before Taxes                                        25.39        0.05         7.58        12.50  (since 3-15-82)
Return After Taxes on Distributions(2)                     25.39       -1.41         5.70        10.51
Return After Taxes on Distributions and
 Sale of Fund Shares(2)                                    16.51        0.08         5.92        10.49

INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

S&P 500(3)                                                 28.67       -0.57        11.06            *(3)
Russell 1000(4)                                            29.89       -0.13        11.00            *(4)
Lipper Large-Cap Average(5)                                25.59       -1.75         8.78            *(5)



(1) The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The securities in the S&P 500 may be very different from those in the Fund. S&P 500 returns since the inception of each class are 11.55% for Class A, 14.33% for Class B, 11.81% for Class C and 8.99% for Class Z shares. Source: Lipper Inc.

(4) The Russell 1000 Index (Russell 1000) consists of the 1,000 largest securities in the Russell 3000 Index. This large capitalization (market-oriented) index represents the universe of stocks from which most active money managers typically select. The Russell 1000 is highly correlated with the S&P 500 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. These returns do not include reinvestment of dividends, the effect of any sales charges or operating expenses of a mutual fund or taxes, which would lower the returns. Russell 1000 returns since the inception of each class are 11.72% for Class A, 14.18% for Class B, 11.84% for Class C and 8.99% for Class Z shares. Source: Lipper Inc.

(5) The Lipper Large-Cap Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 10.06% for Class A, 12.16% for Class B, 9.51% for Class C and 6.81% for Class Z shares. Source: Lipper Inc.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund -- Class A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                 CLASS A       CLASS B      CLASS C        CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)       5.5%*        None         None           None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                               1%(2)         5%(3)        1%(4)       None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions       None          None         None           None
Redemption fees                                     None          None         None           None
Exchange fee                                        None          None         None           None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                 CLASS A       CLASS B      CLASS C        CLASS Z
Management fees                                     .47%          .47%         .47%           .47%
+ Distribution and service (12b-1) fees             .30%(5)      1.00%        1.00%          None
+ Other expenses                                    .26%          .26%         .26%           .26%
= TOTAL ANNUAL FUND OPERATING EXPENSES             1.03%(5)      1.73%        1.73%           .73%



(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential)

(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(4) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).

(5) The expense information for Class A shares has been updated to reflect current fees. The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but it may be discontinued partially or completely at any time.

* The maximum sales charge is 5.0% on Class A shares purchased through March 14, 2004.

EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                         ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Class A shares         $       649   $       870   $     1,108   $     1,790
Class B shares                 676           845         1,039         1,789
Class C shares                 276           545           939         2,041
Class Z shares                  75           233           406           906


You would pay the following expenses on the same investment if you did not sell your shares:


                         ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Class A shares         $       649   $       870   $     1,108   $     1,790
Class B shares                 176           545           939         1,789
Class C shares                 176           545           939         2,041
Class Z shares                  75           233           406           906

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 80% of the Fund's investable assets in the COMMON STOCK OF MAJOR, ESTABLISHED COMPANIES. These are companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. This means that we focus on stocks that we believe will increase in value more than the average value increase of the stocks that make up the S&P 500 or similar indexes.


We buy common stock of major, established companies. Although these companies are typically large capitalization companies, they also may be small or medium capitalization companies. In addition to buying common stocks, we may invest in other equity-related securities. These include nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); American Depositary Receipts (ADRs); American Depository Shares (ADSs); and similar securities.


We also may buy convertible securities. These are securities -- like bonds, corporate notes and preferred stocks -- that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser that purchased the security.

DIVISION OF ASSETS
STRATEGY. Under normal conditions, the Fund's assets will be divided among three investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the investment advisers as Prudential Investments LLC (PI or the Manager) deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the appropriate allocation. As a consequence, the Manager may reallocate assets from the portfolio segment that has appreciated more to the other segments.

IMPACT OF REALLOCATIONS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by another portfolio segment of the Fund or that two or three advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as another adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase had ocurred, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of any reallocations based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities, fixed-income securities and money market instruments. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

SHORT-TERM DEBT OBLIGATIONS, INCLUDING MONEY MARKET INSTRUMENTS
We may invest in investment-grade short-term debt obligations (such as those rated A-2 or above by Standard & Poor's Ratings Services or Prime-2 or above by Moody's Investors Service, Inc., respectively), including money market instruments. Money market instruments include the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.


REAL ESTATE INVESTMENT TRUSTS
We may invest in securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income -- most of which comes from rents, mortgages and gains on sales of property -- to shareholders.


REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

SHORT SALES
The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when an investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risks. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 10% of the Fund's total assets may be subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures, options, swaps, foreign currency forward contracts and options on futures -- involve costs and can be volatile. With derivatives, an investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. An investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

OPTIONS. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER
It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. In four of the past five fiscal years, the Fund has had annual turnover rates of less than 100%. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage obtained by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF INVESTABLE ASSETS                RISKS                                    POTENTIAL REWARDS
COMMON STOCK OF MAJOR,                - Individual stocks could lose           - Historically, stocks have
ESTABLISHED COMPANIES                   value                                    outperformed other
AT LEAST 80%                          - The equity markets could go              investments over the long
                                        down, resulting in a decline             term
                                        in value of the Fund's                 - Generally, economic growth
                                        investments                              means higher corporate
                                      - Companies that normally pay              profits, which lead to an
                                        dividends may not do so if               increase in stock prices,
                                        they don't have profits on               known as capital
                                        adequate cash flow                       appreciation
                                      - Changes in economic or                 - May be a source of dividend
                                        political conditions, both               income
                                        domestic and international,
                                        may result in a decline in value
                                        of the Fund's investments

SECURITIES OF REAL ESTATE             - Performance depends on the strength    - Real estate holdings can generate
INVESTMENT TRUSTS (REITs)               of real estate markets, REIT             good returns from rents, rising
UP TO 20%                               management and property management       market values, etc.
                                        which can be affected by many          - Greater diversification than direct
                                        factors, including national and          ownership
                                        regional economic conditions

SHORT-TERM DEBT OBLIGATIONS           - Not all U.S. government securities     - Regular interest income
UP TO 20%; USUALLY LESS                 are insured or guaranteed by the       - The U.S. government guarantees
THAN 10%                                U.S. government. Some are only           interest and principal payments on
                                        insured or guaranteed by the issuing     certain securities
                                        agency, which must rely on its own     - High-quality debt obligations are
                                        resources to repay the debt, and are     generally more secure than stocks
                                        subject to risk of default like          since companies must pay their debts
                                        private issuers                          before they pay dividends
                                      - Credit risk -- the risk that the
                                        default of an issuer would leave the
                                        Fund with unpaid interest or
                                        principal. The lower a bond's
                                        quality, the higher its potential
                                        volatility
                                      - Market risk -- the risk that the
                                        market value of an investment may
                                        move up or down, sometimes rapidly
                                        or unpredictably. Market risk may
                                        affect an industry, a sector or the
                                        market as a whole

% OF INVESTABLE ASSETS                RISKS                                    POTENTIAL REWARDS
FOREIGN SECURITIES                    - Foreign markets, economies and         - Investors can participate in the
UP TO 30% OF TOTAL ASSETS;              political systems may not be as          growth of foreign markets through
USUALLY LESS THAN 10% OF TOTAL          stable as those in the U.S.              the Fund's investment in companies
ASSETS                                                                           operating in those markets
                                      - Currency risk -- changing value of
                                        foreign currencies can cause losses    - May profit from changing values of
                                                                                 foreign currencies
                                      - May be less liquid than U.S. stocks
                                        and bonds                              - Opportunities for diversification

                                      - Differences in foreign laws,
                                        accounting standards, public
                                        information, custody and settlement
                                        practices may result in less
                                        reliable information on foreign
                                        investments and more risk

SHORT SALES                           - May magnify underlying investment      - May magnify underlying investment
UP TO 10% OF TOTAL ASSETS               losses                                   gains

                                      - Investment costs may exceed
                                        potential underlying investment
                                        gains

                                      - Short sales "against the box" give
                                        up the opportunity for capital
                                        appreciation in the security

MONEY MARKET INSTRUMENTS              - Limits potential for capital           - May preserve the Fund's assets
UP TO 20% UNDER NORMAL                  appreciation and achieving our
CIRCUMSTANCES; UP TO 100% OF            investment objective
TOTAL ASSETS ON A TEMPORARY
BASIS                                 - See credit risk and market risk
                                        above (which are less of a concern
                                        for money market instruments)

% OF INVESTABLE ASSETS                RISKS                                    POTENTIAL REWARDS
DERIVATIVES                           - The value of derivatives (such as      - The Fund could make money and
PERCENTAGE VARIES; UP TO 10% OF         futures and options) that are used       protect against losses if the
TOTAL ASSETS                            to hedge a portfolio security is         investment analysis proves correct
                                        generally determined independently
                                        from that security and could result    - Derivatives that involve leverage
                                        in a loss to the Fund when the price     could generate substantial gains at
                                        movement of the derivative does not      low cost
                                        correlate with a change in the value
                                        of the portfolio security              - One way to manage the Fund's
                                                                                 risk/return balance is by locking in
                                      - Derivatives may not have the             the value of an investment ahead of
                                        intended effects and may result in       time
                                        losses or missed opportunities
                                                                               - Hedges that correlate well with an
                                      - The other party to a derivatives         underlying position can reduce or
                                        contract could default                   eliminate investment income or
                                                                                 capital gains at low cost
                                      - Derivatives can increase share price
                                        volatility and those that involve
                                        leverage could magnify losses

                                      - Certain types of derivatives involve
                                        costs to the Fund that can reduce
                                        returns

ILLIQUID SECURITIES                   - May be difficult to value precisely    - May offer a more attractive yield or
UP TO 15% OF NET ASSETS                                                          potential for growth than more
                                      - May be difficult to sell at the time     widely traded securities
                                        or price desired

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund's Board oversees the actions of the Manager, investment advisers and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's subadvisers (which we call investment advisers). For the fiscal year ended December 31, 2003, the Fund paid PI management fees of .47% of the Fund's average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.


Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI also is responsible for monitoring the performance of the Fund's investment advisers.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with investment advisers. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS
The investment advisers are responsible for the day-to-day management of the portion of the Fund that they manage, subject to the supervision of PI and the Board. The investment advisers are paid by PI, not the Fund.

There are three investment advisers to the Fund. One is responsible for approximately 50% of the Fund's assets and the others are each responsible for approximately 25% of the Fund's assets. PI believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce its volatility. PI periodically rebalances the Fund to maintain the above allocation of assets among the three investment advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transaction costs. In addition, the Fund may experience wash transactions -- where one investment adviser buys a security at the same time another one sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.


JENNISON ASSOCIATES LLC (Jennison) has been responsible for approximately 50% of the Fund's assets since February 2001. Its address is 466 Lexington Avenue, New York, NY 10017. For the fiscal year ended December 31, 2003, PI paid Jennison fees of .12% of the Fund's average daily net assets. As of December 31, 2003, Jennison had approximately $59 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


JEFFREY P. SIEGEL and DAVID A. KIEFER, CFA, are the portfolio managers of the portion of the Fund subadvised by Jennison. Mr. Siegel began co-managing the Fund in August 2000. He is an Executive Vice President of Jennison, a position he has held since June 1999. Previously, he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University.


Mr. Kiefer began co-managing the Fund in August 2000. He is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.

GE ASSET MANAGEMENT INCORPORATED (GEAM) has served as an investment adviser to approximately 25% of the Fund's portfolio since 2001. GEAM's ultimate parent is General Electric Company. GEAM's address is 3003 Summer Street, Stamford, Connecticut 06904. For the fiscal year ended December 31, 2003, PI paid GEAM fees of .04% of the Fund's average daily net assets. As of December 31, 2003, GEAM oversaw approximately $180 billion in assets under management.

RICHARD SANDERSON, CFA, is the portfolio manager of the portion of the Fund subadvised by GEAM. Mr. Sanderson is a Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, where he has worked for the last nine years. He has 33 years of experience in investment management. Mr. Sanderson earned a B.A. and an M.B.A. from the University of Michigan. He also holds a CFA designation.

SALOMON BROTHERS ASSET MANAGEMENT INC (SaBAM), 399 Park Avenue, New York,
NY 10022, has served as an investment adviser to approximately 25% of the Fund's assets since 2001. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. For the fiscal year ended December 31, 2003, PI paid SaBAM fees of .05% of the Fund's average daily net assets. SaBAM managed and advised more than $65.1 billion as of December 31, 2003. SaBAM is a wholly-owned subsidiary of Citigroup, Inc.

MICHAEL KAGAN is a co-portfolio manager for the portion of the Fund subadvised by SaBAM. Mr. Kagan is a Managing Director of SaBAM and has 19 years of experience in investment management, including experience as an analyst covering the consumer products, aerospace, chemicals and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

KEVIN CALIENDO, a Director of SaBAM, has co-managed the fund's portfolio since November 10, 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees may cost you more than paying other types of sales charges.

FUND DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders -- typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

The Fund also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if the fund holds a security for more than one year before selling it, any gain is treated as LONG-TERM capital gain which is generally taxed at rates of up to 15%. If the Fund holds the security for one year or less, any gain is treated as SHORT-TERM capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer

Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

[SIDENOTE]

[GRAPHIC]

                             CAPITAL GAIN
                        +$   (taxes owed)
    RECEIPTS
    FROM SALE                OR

                        -$   CAPITAL LOSS
                             (offset against gain)

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; and STEP 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


With certain limited exceptions, the Funds are available to U.S. citizens or residents.



STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

  Multiple share classes let you choose a cost structure that meets your needs:

  - CLASS A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

  - CLASS B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

  - CLASS C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

  When choosing a share class, you should consider the following factors:

  - The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

  - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  - Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.

  - Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.

  - Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. Although the Fund is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                                     CLASS A             CLASS B           CLASS C       CLASS Z
Minimum purchase amount(1)                       $ 1,000              $ 1,000            $ 2,500           None
Minimum amount for
 subsequent purchases(1)                         $ 100                $ 100              $ 100             None
Maximum initial sales charge                     5.5%* of the         None               None              None
                                                 public
                                                 offering price
Contingent Deferred                              1%(3)                If sold during:    1% on sales       None
 Sales Charge (CDSC)(2)                                               Year 1       5%    made within
                                                                      Year 2       4%    12 months of
                                                                      Year 3       3%    purchase
                                                                      Year 4       2%
                                                                      Years 5/6    1%
                                                                      Year 7       0%
Annual distribution and service (12b-1)          .30 of 1%            1%                 1%                None
 fees shown as a percentage of
 average net assets(4)



(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

(3) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Until
    March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

(4) These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending December 31, 2004, the Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time.

* The maximum initial sales charge is 5.0% on Class A shares purchased through March 14, 2004.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                                               SALES CHARGE AS % OF    SALES CHARGE AS % OF      DEALER
AMOUNT OF PURCHASE                               OFFERING PRICE*         AMOUNT INVESTED       REALLOWANCE
Less than $25,000                                    5.50%                    5.82%               5.00%
$25,000 to $49,999                                   5.00%                    5.26%               4.50%
$50,000 to $99,999                                   4.50%                    4.71%               4.00%
$100,000 to $249,999                                 3.75%                    3.90%               3.25%
$250,000 to $499,999                                 2.75%                    2.83%               2.50%
$500,000 to $999,999                                 2.00%                    2.04%               1.75%
$1 million to $4,999,999                             None                     None                1.00%**



* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.


To satisfy the purchase amounts above, you can:

    - Invest with an eligible group of investors who are related to you,


    - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,

    - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

    - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.

Note: effective on or about April 12, 2004, the value of shares held in the American Skandia Advisor Funds will be included for purposes of determining Rights of Accumulation and Letters of Intent.

You may need to provide your broker-dealer with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


  - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

  - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund), and


  - Prudential, with an investment of $10 million or more.


PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation -- it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For


[SIDENOTE]

MUTUAL FUND SHARES


THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at
(800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  - Amounts representing shares you purchased with reinvested dividends and distributions,


  - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

  - Amounts representing the cost of shares held beyond the CDSC period 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares.


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

  - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

  - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  - On certain sales effected through a Systematic Withdrawal Plan.


For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."


WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you evaluate the Fund's financial performance for the last five fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES


The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                          2003(b)         2002(b)            2001            2000            1999
Net asset value, beginning of year                   $     10.82     $     14.06     $     16.99     $     19.29     $     19.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        .06             .05             .05             .20             .26
Net realized and unrealized gain (loss)
  on investments and foreign currencies                     3.33           (3.28)          (1.99)            .55            2.15
Total from investment operations                            3.39           (3.23)          (1.94)            .75            2.41
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.05)           (.01)           (.02)           (.22)           (.27)
Distributions from net realized capital gains                 --              --            (.97)          (2.83)          (2.61)
Total distributions                                         (.05)           (.01)           (.99)          (3.05)          (2.88)
Net asset value, end of year                         $     14.16     $     10.82     $     14.06     $     16.99     $     19.29
Total return(a)                                            31.45%         (22.95)%        (12.14)%          4.73%          12.50%

RATIOS/SUPPLEMENTAL DATA                                    2003            2002            2001            2000            1999
Net assets, end of year (000)                        $ 1,468,776     $ 1,171,741     $ 1,697,621     $ 2,028,525     $ 2,240,250
Average net assets (000)                             $ 1,274,069     $ 1,405,215     $ 1,822,036     $ 1,983,138     $ 2,217,410
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees (c)                                   .98%            .95%            .93%            .87%            .86%
Expenses, excluding distribution and
  service (12b-1) fees                                       .73%            .70%            .68%            .62%            .61%
Net investment income                                        .48%            .40%            .34%           1.01%           1.25%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover                                            51%             49%            155%             63%              9%



(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load.

(b) Calculated based upon weighted average shares outstanding during the year.

(c) The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                          2003(b)         2002(b)            2001            2000            1999
Net asset value, beginning of year                   $     10.67     $     13.95     $     16.97     $     19.26     $     19.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (.03)           (.04)           (.07)            .11             .13
Net realized and unrealized gain (loss)
  on investments and foreign currencies                     3.27           (3.24)          (1.98)            .50            2.12
Total from investment operations                            3.24           (3.28)          (2.05)            .61            2.25
LESS DISTRIBUTIONS:
Dividends from net investment income                          --(c)           --              --            (.07)           (.11)
Distributions from net realized capital gains                 --              --            (.97)          (2.83)          (2.61)
Total distributions                                           --              --            (.97)          (2.90)          (2.72)
Net asset value, end of year                         $     13.91     $     10.67     $     13.95     $     16.97     $     19.26
Total return(a)                                            30.39%         (23.51)%        (12.80)%          3.93%          11.69%

RATIOS/SUPPLEMENTAL DATA                                    2003            2002            2001            2000            1999
Net assets, end of year (000)                        $   406,632     $   491,226     $   966,066     $ 1,479,532     $ 2,351,200
Average net assets (000)                             $   438,416     $   736,091     $ 1,182,447     $ 1,785,239     $ 2,666,269
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                      1.73%           1.70%           1.68%           1.62%           1.61%
Expenses, excluding distribution and
  service (12b-1) fees                                       .73%            .70%            .68%            .62%            .61%
Net investment income (loss)                                (.25)%          (.35)%          (.40)%           .26%            .49%



(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load.


(b) Calculated based upon weighted average shares outstanding during the year.


(c) Less than $0.005 per share.

CLASS C SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS C SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                          2003(b)         2002(b)            2001            2000            1999
Net asset value, beginning of year                   $     10.67     $     13.95     $     16.97     $     19.26     $     19.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (.03)           (.04)           (.06)            .04             .10
Net realized and unrealized gain (loss)
  on investments and foreign currencies                     3.27           (3.24)          (1.99)            .57            2.15
Total from investment operations                            3.24           (3.28)          (2.05)            .61            2.25
LESS DISTRIBUTIONS:
Dividends from net investment income                          --(c)           --              --            (.07)           (.11)
Distributions from net realized capital gains                 --              --            (.97)          (2.83)          (2.61)
Total distributions                                           --              --            (.97)          (2.90)          (2.72)
Net asset value, end of year                         $     13.91     $     10.67     $     13.95     $     16.97     $     19.26
Total return(a)                                            30.41%         (23.51)%        (12.80)%          3.93%          11.69%

RATIOS/SUPPLEMENTAL DATA                                    2003            2002            2001            2000            1999
Net assets, end of year (000)                        $    42,548     $    38,943     $    61,722     $    67,237     $    82,737
Average net assets (000)                             $    39,384     $    49,304     $    64,197     $    67,999     $    86,078
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                      1.73%           1.70%           1.68%           1.62%           1.61%
Expenses, excluding distribution and
  service (12b-1) fees                                       .73%            .70%            .68%            .62%            .61%
Net investment income (loss)                                (.26)%          (.34)%          (.40)%           .26%            .50%



(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load.


(b) Calculated based upon weighted average shares outstanding during the year.


(c) Less than $0.005 per share.

CLASS Z SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                          2003(b)         2002(b)            2001            2000            1999
Net asset value, beginning of year                   $     10.83     $     14.06     $     16.99     $     19.30     $     19.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        .09             .08             .09             .25             .31
Net realized and unrealized gain (loss)
  on investments and foreign currencies                     3.32           (3.27)          (2.00)            .54            2.16
Total from investment operations                            3.41           (3.19)          (1.91)            .79            2.47
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.08)           (.04)           (.05)           (.27)           (.32)
Distributions from net realized capital gains                 --              --            (.97)          (2.83)          (2.61)
Total distributions                                         (.08)           (.04)          (1.02)          (3.10)          (2.93)
Net asset value, end of year                         $     14.16     $     10.83     $     14.06     $     16.99     $     19.30
Total return(a)                                            31.64%         (22.67)%        (11.93)%          4.95%          12.81%

RATIOS/SUPPLEMENTAL DATA                                    2003            2002            2001            2000            1999
Net assets, end of year (000)                        $   149,130     $   131,589     $   202,779     $   255,250     $   304,906
Average net assets (000)                             $   136,562     $   165,724     $   225,442     $   269,633     $   302,528
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                       .73%            .70%            .68%            .62%            .61%
Expenses, excluding distribution and
  service (12b-1) fees                                       .73%            .70%            .68%            .62%            .61%
Net investment income                                        .74%            .65%            .60%           1.26%           1.50%



(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


(b) Calculated based upon weighted average shares outstanding during the year.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL
  Prudential Mutual
  Fund Services LLC
  PO Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from outside the U.S.)

- WEBSITES
  www.jennisondryden.com
  www.strategicpartners.com

- Outside Brokers should contact:
  Prudential Investment Management Services LLC
  PO Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov


Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMI-ANNUAL REPORT

Fund Symbols



SHARE CLASS      A            B             C            Z
Nasdaq           PBQAX        PBQFX         PRECX        PEQZX
CUSIP            86276T102    86276T201     86276T300    86276T409



MFSP101A                                Investment Company Act File No. 811-3336

NOTES

                      STRATEGIC PARTNERS EQUITY FUND, INC.


                       Statement of Additional Information

                                February 25, 2004

     Strategic Partners Equity Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by normally investing at least 80% of net assets plus borrowings for investment purposes ("investable assets") in common stocks of major, established corporations which its investment advisers believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. The Fund may also invest in equity-related securities such as preferred stock and convertible securities. The Fund may buy and sell certain derivatives, including options on stock and stock indexes and futures, for the purpose of hedging its securities portfolio pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 25, 2004 (Prospectus), a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-3336). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                                     PAGE
                                                                                     ----
Fund History                                                                         B-2
Description of the Fund, Its Investments and Risks                                   B-2
Investment Restrictions                                                              B-16
Management of the Fund                                                               B-18
Control Persons and Principal Holders of Securities                                  B-23
Investment Advisory and Other Services                                               B-24
Brokerage Allocation and Other Practices                                             B-30
Capital Shares, Other Securities and Organization                                    B-31
Purchase, Redemption and Pricing of Fund Shares                                      B-32
Shareholder Investment Account                                                       B-41
Net Asset Value                                                                      B-45
Taxes, Dividends and Distributions                                                   B-46
Performance Information                                                              B-50
Financial Statements                                                                 B-52
Appendix I--General Investment Information                                           I-1
Appendix II--Description of Proxy Voting Policies and Recordkeeping Procedures       II-1



MFSP101B

                                  FUND HISTORY


     The Fund was incorporated in Maryland on October 9, 1981. Effective June 30, 2003, the Fund changed its name to Strategic Partners Equity Fund, Inc. from Prudential Equity Fund, Inc.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION

     The Fund is a diversified, open-end, management investment company.

INVESTMENT STRATEGIES, POLICIES AND RISKS

     The Fund's investment objective is long-term growth of capital. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

FOREIGN INVESTMENTS


     The Fund may invest up to 30% of its total assets in securities of foreign issuers (subject to the requirement to invest at least 80% of investable assets in common stocks of major established companies under normal circumstances). American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) and similar receipts or shares traded in US markets are not considered foreign securities for purposes of the limitation. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.


     There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities are generally higher than in the United States.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES


     The adoption by the participating member states of the euro beginning July 1, 2002, has eliminated the substantial currency risk among participating member states that formerly used a currency unique to each member, and will likely affect the investment process and considerations of the Fund's investment advisers. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in participating member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.


STRUCTURED NOTES

     The Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put options and call options on equity securities,
(2) the purchase and sale of put and call options on indexes, (3) the purchase and sale of exchange-traded stock index futures and options thereon and (4) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. The Fund may engage in these transactions on securities of commodities exchanges or, in the case of equity, stock index and foreign currency options, also in the over-the-counter (OTC) market. The Fund also may purchase and sell foreign currency forward contracts. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent they are consistent with its investment objective and policies. The Fund may invest up to 10% of its total assets in derivatives.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES, STOCK INDEX FUTURES AND OPTIONS THEREON

     The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer.

     The Fund may purchase put and call options and write covered call options on equity securities traded on securities exchanges, on Nasdaq or in the over-the-counter market (OTC options).

     The Fund may purchase and write put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market.

     CALL OPTIONS ON STOCK. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in exchange for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option or, in the case of a European-style option, at the expiration of the option. The writer of the call option receives a premium and has the obligation, if the option is exercised, to deliver the underlying security against payment of the exercise price. There is no limitation on the amount of call options the Fund may write.

     The Fund may write only call options which are "covered," meaning that the Fund either (1) owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or
(2) holds on a share-for-share basis a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, provided the Fund maintains the difference in cash or other liquid assets in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. In addition, the Fund will attempt to prevent the call from becoming uncovered prior to the expiration of the option or the Fund's termination of the option by effecting a closing purchase transaction through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

     The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation (OCC) and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

     PUT OPTIONS ON STOCK. A put option is a contract which gives the purchaser, who pays a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund, as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price. The Fund will purchase put options only when its investment adviser perceives significant short-term risk, but substantial long-term appreciation in the underlying security.

     The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     An investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of an exchange-traded option or a Nasdaq option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; conversely, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     STOCK INDEX OPTIONS. The Fund may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers.

     The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Therefore, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to an investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Fund's investment advisers currently use these techniques in conjunction with the management of other mutual funds.

     Unlike stock options, all settlements are in cash, with the result that a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

     The Fund's successful use of options on indexes depends upon an investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, wholly or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

     Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so segregated may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

     STOCK INDEX FUTURES. A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked-to-market." The Fund will purchase and sell stock index futures contracts to better manage or reduce certain risks of its investments and to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission (CFTC). When the Fund purchases stock index futures contracts, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

     OPTIONS ON STOCK INDEX FUTURES CONTRACTS. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

     LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940
Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions.


     The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the "CFTC"). The Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

     (ii) the aggregate "notional value" (I.E., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

     The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, the Fund may avail itself of this relief.


     The Fund intends to purchase and sell stock index futures and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund intends to purchase and sell futures contracts on foreign currencies and options thereon as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to purchase and sell stock index futures and options thereon and futures contracts on foreign currencies and options thereon when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund also intends to purchase and sell stock index futures and options thereon for return enhancement.

     The Fund's successful use of futures contracts and option thereon depends upon an investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon.

RISKS OF TRANSACTIONS IN STOCK OPTIONS

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

     The Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes in the OTC market.

     As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the investment advisers will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

RISKS OF OPTIONS ON INDEXES

     The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to an investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment advisers currently use such techniques in conjunction with the management of other mutual funds.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the Standard & Poor's 100 or Standard & Poor's 500 Composite Stock Price Index (S&P
500) index options.


     Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in an investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

     Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."

     Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES

     There are several risks in connection with the use of options on stock index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

     Futures prices often are extremely volatile so successful use of options on stock index futures contracts by the Fund is also subject to the ability of the Fund's investment advisers to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock market generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

     The hours of trading of options on stock index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Options on stock index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on an investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     The Fund may not use forward contracts to generate income, although the use for such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedge) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Furthermore, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.


RISKS OF OPTIONS ON FOREIGN CURRENCIES


     The Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock. Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, an investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

     The Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon for hedging and risk management purposes. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is marked-to-market daily.

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or investment advisers may still not result in a successful hedging transaction.

     Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.


     Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or investment advisers to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.


     The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.

     The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS

     Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment advisers. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


SHORT SALES

     The Fund may sell a security it does not own (I.E., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale.

     The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian. When selling short against-the-box, the Fund gives up the opportunity for capital appreciation in the security.

     No more than 10% of the Fund's total assets will be, when added together,
(1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales.


LENDING OF SECURITIES

     The Fund may lend its portfolio securities in an amount of up to 33 1/3% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or obtains an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

SEGREGATED ASSETS


     When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Securities and Exchange Commission (Commission or SEC) guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

BORROWING

     The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment advisers. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment advisers would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities, such as institutional commercial paper and foreign securities, will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the particular investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     OTC options may also be illiquid securities with respect to which no secondary market exists. The Fund may not be able to effect closing transactions for such options. The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund at its election to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES


     The Fund may purchase shares of affiliated investment companies in accordance with the 1940 Act and as permitted by the Commission. The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

     Subject to the conditions in an exemptive order issued by the Commission, the Fund may invest uninvested cash, in an amount not to exceed 25% of its total assets, and cash collateral from securities lending transactions, in shares of other registered open-end investment companies advised by PI (Investment Funds). The Investment Funds are money market funds or open-end short-term bond funds with a portfolio maturity of three years or less. Such investments may be made in lieu of direct investments in short-term liquid investments if the investment adviser believes that they are in the best interest of the Fund. Pursuant to the exemptive order, investments in Investment Funds will not subject the Fund to duplication of fees and expense and will not result in conflicts of interest.


     EXCHANGE-TRADED FUNDS. The Fund is permitted to invest in exchange-traded funds. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.


TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


     When conditions dictate a defensive strategy, or pending investment of proceeds from sales of the Fund's shares, the Fund may invest up to 100% of the Fund's total assets in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies or a foreign government. Investing heavily in these securities limits our ability to achieve our investment objective. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


PORTFOLIO TURNOVER


     The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio. For the fiscal years ended December 31, 2003 and 2002, the Fund's portfolio turnover rate was 51% and 49%, respectively. If the Fund engages in short-term trading in attempting to achieve its objective, it may increase its turnover rate and incur greater brokerage commissions and other transaction costs, which are borne directly by the Fund. High portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                             INVESTMENT RESTRICTIONS

     Investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter of similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse purchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments, such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.


     5. Purchase any security, if as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Fund has the following additional restrictions.

     The Fund may not:

     1.   Make investments for the purpose of exercising control or management.

     2. Invest in securities of other registered investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Commission. (Currently, under the 1940 Act, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.)


     The Fund will provide 60 days' written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS


                                            TERM OF                                   NUMBER OF
                                         OFFICE*** AND                              PORTFOLIOS IN
                             POSITION      LENGTH OF                                FUND COMPLEX+       OTHER DIRECTORSHIPS
                             WITH THE        TIME          PRINCIPAL OCCUPATIONS    OVERSEEN BY             HELD BY THE
NAME, ADDRESS** AND AGE        FUND         SERVED         DURING PAST FIVE YEARS     DIRECTOR             DIRECTOR****
-----------------------     ----------  ---------------  -------------------------  -------------  ------------------------------
David E. A. Carson (69)     Director    Since 2003       Director (January 2000 to       90        Director of United
                                                          May 2000), Chairman                       Illuminating and UIL
                                                          (January 1999 to                          Holdings, (utility company)
                                                          December 1999), Chairman                  since 1993.
                                                          and Chief Executive
                                                          Officer (January 1998 to
                                                          December 1998) and
                                                          President, Chairman and
                                                          Chief Executive Officer
                                                          of People's Bank
                                                          (1983-1997).

Robert E. La Blanc (69)     Director    Since 2003       President (since 1981) of       98        Director of Storage
                                                          Robert E. La Blanc                        Technology Corporation
                                                          Associates, Inc                           (technology) (since 1979),
                                                          (telecommunications);                     Chartered Semiconductor
                                                          formerly General Partner                  Manufacturing Ltd. (since
                                                          at Salomon Brothers and                   1998), Titan Corporation
                                                          Vice-Chairman of                          (electronics) (since 1995),
                                                          Continental Telecom;                      Computer Associates
                                                          Trustee of Manhattan                      International, Inc. (since
                                                          College.                                  2002) (software company);
                                                                                                    FiberNet Telecom Group, Inc.
                                                                                                    (since 2003) (telecom
                                                                                                    company); Director (since
                                                                                                    April 1999) of The High
                                                                                                    Yield Plus Fund, Inc.

Douglas H. McCorkindale     Director    Since 1996       Chairman (since February        91        Director of Gannett Co.,
(64)                                                      2001), Chief Executive                    Director of Continental
                                                          Officer (since June                       Airlines, Inc., (since May
                                                          2000) and President                       1993); Director of Lockheed
                                                          (since September 1997)                    Martin Corp. (aerospace and
                                                          of Gannett Co. Inc.                       defense) (since May 2001);
                                                          (publishing and media);                   Director of The High Yield
                                                          formerly Vice Chairman                    Plus Fund, Inc. (since
                                                          (March 1984-May 2000) of                  1996).
                                                          Gannett Co. Inc.
                                                          (publishing and media).

Richard A. Redeker (60)     Director    Since 1995       Management Consultant;          92        None.
                                                          formerly employee of
                                                          Prudential Investments
                                                          (October 1996-December
                                                          1998); Director of
                                                          Invesmart, Inc. (since
                                                          2001) and Director of
                                                          Penn Tank Lines, Inc.
                                                          (since 1999).

Robin B. Smith (64)         Director    Since 1996       Chairman of the Board           97        Director of BellSouth
                                                          (since January 2003) of                   Corporation (since 1992).
                                                          Publishers Clearing
                                                          House (direct
                                                          marketing); formerly
                                                          Chairman and Chief
                                                          Executive Officer
                                                          (August 1996-January
                                                          2003) of Publishers
                                                          Clearing House.

                                            TERM OF                                   NUMBER OF
                                         OFFICE*** AND                              PORTFOLIOS IN
                             POSITION      LENGTH OF                                FUND COMPLEX+       OTHER DIRECTORSHIPS
                             WITH THE        TIME          PRINCIPAL OCCUPATIONS    OVERSEEN BY             HELD BY THE
NAME, ADDRESS** AND AGE        FUND         SERVED         DURING PAST FIVE YEARS     DIRECTOR              DIRECTOR****
-----------------------     ----------  ---------------  -------------------------  -------------  ------------------------------
Stephen Stoneburn (60)      Director    Since 2003       President and Chief             95        None.
                                                          Executive Officer (since
                                                          June 1996) of Quadrant
                                                          Media Corp. (a
                                                          publishing company);
                                                          formerly President (June
                                                          1995-June 1996) of Argus
                                                          Integrated Media Inc.;
                                                          Senior Vice President
                                                          and Managing Director
                                                          (January 1993-1995) of
                                                          Cowles Business Media
                                                          and Senior Vice
                                                          President of Fairchild
                                                          Publications, Inc.
                                                          (1975-1989).

Clay T. Whitehead (65)      Director    Since 1996       President (since 1983) of       96        Director (since 2000) of The
                                                          National Exchange Inc.                    High Yield Plus Fund, Inc.
                                                          (new business
                                                          development firm).


                              INTERESTED DIRECTORS


                                            TERM OF                                   NUMBER OF
                                         OFFICE*** AND                              PORTFOLIOS IN
                             POSITION      LENGTH OF                                FUND COMPLEX        OTHER DIRECTORSHIPS
                             WITH THE        TIME          PRINCIPAL OCCUPATIONS    OVERSEEN BY             HELD BY THE
NAME, ADDRESS** AND AGE        FUND         SERVED         DURING PAST FIVE YEARS     DIRECTOR              DIRECTOR****
-----------------------     ----------  ---------------  -------------------------  -------------  ------------------------------
Judy A. Rice (56)*          President   Since 2003       President, Chief                95        None.
                            and                           Executive Officer, Chief
                            Director    Since 2000        Operating Officer and
                                                          Officer-in-Charge (since
                                                          2003) of Prudential
                                                          Investments LLC (PI);
                                                          Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer and
                                                          Chief Operating Officer
                                                          (since May 2003) of
                                                          American Skandia
                                                          Advisory Services, Inc.
                                                          and American Skandia
                                                          Investment Services,
                                                          Inc.; Director,
                                                          Officer-in-Charge,
                                                          President, Chief
                                                          Executive Officer (since
                                                          May 2003) of American
                                                          Skandia Fund Services,
                                                          Inc.; Vice President
                                                          (since February 1999) of
                                                          Prudential Investment
                                                          Management Services LLC;
                                                          President, Chief
                                                          Executive Officer and
                                                          Officer-In-Charge (since
                                                          April 2003) of
                                                          Prudential Mutual Fund
                                                          Services LLC; formerly
                                                          various positions to
                                                          Senior Vice President
                                                          (1992-1999) of
                                                          Prudential Securities
                                                          Incorporated; and
                                                          various positions to
                                                          Managing Director
                                                          (1975-1992) of Salomon
                                                          Smith Barney; Member of
                                                          Board of Governors of
                                                          the Money Management
                                                          Institute.

                                            TERM OF                                   NUMBER OF
                                         OFFICE*** AND                              PORTFOLIOS IN
                             POSITION      LENGTH OF                                FUND COMPLEX        OTHER DIRECTORSHIPS
                             WITH THE        TIME          PRINCIPAL OCCUPATIONS    OVERSEEN BY             HELD BY THE
NAME, ADDRESS** AND AGE        FUND         SERVED         DURING PAST FIVE YEARS     DIRECTOR              DIRECTOR****
-----------------------     ----------  ---------------  -------------------------  -------------  ------------------------------
Robert F. Gunia (57)*       Vice        Since 1996       Chief Administrative            179       Vice President and Director
                            President                     Officer (since June                       (since May 1989) and
                            and                           1999) of PI; Executive                    Treasurer (since 1999) of
                            Director                      Vice President and                        The Asia Pacific Fund Inc.
                                                          Treasurer (since January
                                                          1996) of PI; President
                                                          (since April 1999) of
                                                          Prudential Investment
                                                          Management Services LLC
                                                          (PIMS); Corporate Vice
                                                          President (since
                                                          September 1997) of The
                                                          Prudential Insurance
                                                          Company of America;
                                                          Director, Executive Vice
                                                          President and Chief
                                                          Administrative Officer
                                                          (since May 2003) of
                                                          American Skandia
                                                          Investment Services,
                                                          Inc., American Skandia
                                                          Advisory Services, Inc.,
                                                          American Skandia Fund
                                                          Services, Inc.,
                                                          President (since April
                                                          1999) of Prudential
                                                          Investment Management
                                                          Services LLC; Executive
                                                          Vice President (since
                                                          March 1999) and
                                                          Treasurer (since May
                                                          2000) of Prudential
                                                          Mutual Fund Services
                                                          LLC; formerly Senior
                                                          Vice President (March
                                                          1987-May 1999) of
                                                          Prudential Securities
                                                          Incorporated.


     Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                    OFFICERS


                                                 TERM OF
                                              OFFICE*** AND
                                                LENGTH OF
                               POSITION            TIME                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE      WITH THE FUND        SERVED                       DURING PAST FIVE YEARS
-----------------------      -------------   ---------------   --------------------------------------------------------
Marguerite E.H. Morrison     Chief Legal     Since 2003        Vice President and Chief Legal Officer--Mutual Funds
(47)                         Officer and                        and Unit Investment Trusts (since August 2000) of
                             Assistant       Since 2002         Prudential; Senior Vice President and Secretary (since
                             Secretary                          April 2003) of PI; Senior Vice President and Secretary
                                                                (since May 2003) of American Skandia Investment
                                                                Services, Inc., American Skandia Advisory Services,
                                                                Inc., and American Skandia Fund Services, Inc.; Vice
                                                                President and Assistant Secretary of PIMS (since
                                                                October 2001), previously Senior Vice President and
                                                                Assistant Secretary (February 2001-April 2003) of PI,
                                                                Vice President and Associate General Counsel (December
                                                                1996-February 2001) of PI.

Maryanne Ryan (39)           Anti-Money      Since 2002        Vice President Prudential (since November 1998); First
                             Laundering                         Vice President of Prudential Securities (March
                             Compliance                         1997-May 1998); Anti-Money Laundering Officer of
                             Officer                            American Skandia Investment Services, Inc., American
                                                                Skandia Advisory Services, Inc. and American Skandia
                                                                Marketing, Inc.

                                                 TERM OF
                                              OFFICE*** AND
                                                LENGTH OF
                               POSITION            TIME                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE      WITH THE FUND        SERVED                       DURING PAST FIVE YEARS
-----------------------      -------------   ---------------   --------------------------------------------------------
Grace C. Torres (44)         Treasurer       Since 1998        Senior Vice President (since January 2000) of PI;
                             and                                Senior Vice President and Assistant Treasurer (since
                             Principal                          May 2003) of American Skandia Investment Services,
                             Financial                          Inc. and American Skandia Advisory Services, Inc.;
                             and                                formerly First Vice President (December 1996-January
                             Accounting                         2000) of PI and First Vice President (March 1993-1999)
                             Officer                            of Prudential Securities Incorporated.


----------
* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the investment advisers (as defined below) or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.

**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

     Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

                            STANDING BOARD COMMITTEES


     The Fund's Board of Directors (the Board) has established three standing committees in connection with governance of the Fund--Audit, Nominating and Valuation.

     The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with auditing standards generally accepted in the United States of America. The Audit Committee met seven times during the fiscal year ended December 31, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met seven times during the fiscal year ended December 31, 2003.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the

Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met one time during the fiscal year ended December 31, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden or Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Directors serve on the Executive Committee: Mr. La Blanc and Ms. Smith. Independent directors or independent trustees from other funds in the JennisonDryden or Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.


     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.


     Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


     The Fund has no retirement or pension plan for its Directors.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2003 to the Independent Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE


                                        AGGREGATE        PENSION OR                          TOTAL 2003 COMPENSATION
                                       FISCAL YEAR   RETIREMENT BENEFITS      ESTIMATED        FROM FUND AND FUND
                                      COMPENSATION   ACCRUED AS PART OF    ANNUAL BENEFITS       COMPLEX PAID TO
NAME AND POSITION                       FROM FUND       FUND EXPENSES      UPON RETIREMENT    INDEPENDENT DIRECTORS
-----------------                     ------------   -------------------   ---------------   -----------------------
David E. A. Carson                      $  1,862            None                None          $   89,500  (37/90)**
Saul K. Fenster****                     $  1,570            None                None          $  174,300   (5/81)**
Delayne D. Gold****                     $  1,500            None                None          $  216,300   (8/85)**
Robert E. La Blanc                      $  1,866            None                None          $  195,800  (42/98)**
Douglas H. McCorkindale*                $  3,268            None                None          $  159,800  (38/91)**
W. Scott McDonald****                   $  1,516            None                None          $  187,800   (5/81)**
Thomas T. Mooney****                    $  1,500            None                None          $  224,300   (6/81)**
Stephen P. Munn***                      $  3,267            None                None          $  166,300  (42/98)**
Richard A. Redeker                      $  3,427            None                None          $  169,800  (38/92)**
Robin B. Smith*                         $  1,562            None                None          $  173,500  (41/97)**
Stephen Stoneburn                       $  1,980            None                None          $  181,300  (40/95)**
Louis A. Weil III****                   $  1,500            None                None          $  158,800   (5/80)**
Clay T. Whitehead                       $  3,873            None                None          $  223,300  (41/96)**


----------

  * Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Directors, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2003, total value of compensation for the calendar year amounted to approximately $274,600 and $388,600 for Mr. McCorkindale and Ms. Smith, respectively.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 Funds and 179 portfolios.

***  Effective November 30, 2003, Mr. Munn ceased being a Director of the Fund.

**** Effective July 1, 2003, Ms. Gold and Messrs. Fenster, McDonald, Mooney and
     Weil ceased being Directors of the Fund.

     Directors and officers who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2003.


                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS


                                                             AGGREGATE DOLLAR RANGE
                                                             OF EQUITY SECURITIES IN
                                                                 ALL REGISTERED
                                                              INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY     OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                  SECURITIES IN THE FUND          FUND COMPLEX
----------------                  ----------------------     -----------------------
David E. A. Carson                          --                   $10,001-$50,000
Robert E. La Blanc                          --                    Over $100,000
Douglas H. McCorkindale               $10,001-$50,000             Over $100,000
Richard A. Redeker                          --                    Over $100,000
Robin B. Smith                         Over $100,000              Over $100,000
Stephen Stoneburn                           --                    Over $100,000
Clay T. Whitehead                           --                    Over $100,000


                              INTERESTED DIRECTORS


                                                             AGGREGATE DOLLAR RANGE
                                                             OF EQUITY SECURITIES IN
                                                                 ALL REGISTERED
                                                              INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY     OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                  SECURITIES IN THE FUND          FUND COMPLEX
----------------                  ----------------------     -----------------------
Robert F. Gunia                              --                   Over $100,000
Judy A. Rice                          $50,001-$100,000            Over $100,000



     None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2003.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of January 30, 2004, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.

     As of January 30, 2004, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of 50,765,979 Class A shares (or 49.5% of the outstanding Class A shares), 10,747,990 Class B shares (or 37% of the outstanding Class B shares), 1,310,682 Class C shares (or 43.5% of the outstanding Class C shares) and 1,956,588 Class Z shares (or 24.9% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of January 30, 2004, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of Strategic Partners Equity Fund, Inc. were:



                                                                                   NUMBER OF SHARES/
NAME                                             ADDRESS               CLASS          % OF CLASS
----                                             -------               -----       -----------------
Fidelity Investments Institution         100 Magellan Way KWIC           Z         539,675/6.9%
Operation Company, Inc.                  Convington, KY 41015
(FIIO As Agent For Certain Employee)

Nationwide Insurance Co.                 P.O. Box 182029                 Z         688,437/8.8%
GPVA C/O IPO Portfolio Accounting        Columbus, OH 43218

State Of Hawaii                          235 S Beretania Street          Z         4,419,028/56.3%
Deferred Compensation Plan               Honolulu, HI 96813
State Of Hawaii Trustee
Citistreet LLC As Record keeper


                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND INVESTMENT ADVISERS

     The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.

     PI will review the performance of all investment advisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian) and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors;

      (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the costs and expenses payable to each investment adviser pursuant to any subadvisory agreement between PI and each such investment adviser.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Directors, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


     For the fiscal years ended December 31, 2003, 2002 and 2000, PI received management fees of $8,872,939, $10,978,501 and $15,198,551, respectively.

     PI has entered into a subadvisory agreement (each, a Subadvisory Agreement or Agreement) with each of Jennison Associates LLC (Jennison), GE Asset Management Incorporated (GEAM), and Salomon Brothers Asset Management Inc (SaBAM). Under their respective Subadvisory Agreements, Jennison, GEAM and SaBAM each provide day-to-day management of a portion of the Fund's assets. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. (PIM), which in turn is a subsidiary of Prudential. As of December 31, 2003, Jennison managed approximately $59 billion in assets. Jennison manages approximately 50% of the Fund's assets. Jennison is located at 466 Lexington Avenue, New York, New York 10017. GEAM, a wholly-owned subsidiary of General Electric Company, was incorporated in 1988 and through its predecessors had been engaged in the asset management business since the late 1920s. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904, and as of December 31, 2003, it managed approximately $180 billion in assets. GEAM manages approximately 25% of the Fund's assets. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM is part of Citigroup Asset Management, the global asset management arm of Citigroup, Inc. SaBAM is located at 399 Park Avenue, New York, NY 10022. As of December 31, 2003, SaBAM managed approximately $65.1 billion in assets. SaBAM also manages approximately 25% of the Fund's assets. Under their respective Subadvisory Agreements, Jennison, GEAM and SaBAM furnish investment advisory services in connection with the management of a portion of the Fund. In connection therewith, each investment adviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each investment adviser's performance of such services. With respect to the assets it manages, Jennison is paid by PI at an annual rate of .250 of 1% of the average daily net assets under its management up to $500 million, .226 of 1% of such average daily net assets between $500 million and $1 billion, and .203 of 1% of such average daily net assets over $1 billion. With respect to the assets it manages, GEAM is paid by PI at an annual rate of .300 of 1% of the average daily net assets under its management up to $50 million, .200 of 1% of such average daily net assets between $50 million and $300 million, and .150 of 1% of such average daily net assets over $300 million. For purposes of computing these fees, PI will aggregate with the Fund's assets that are under GEAM's management the assets of The Prudential Series Fund, Inc.-Equity Portfolio that are under GEAM's management. With respect to the assets it manages, SaBAM is paid by PI at an annual rate of .400 of 1% of the average daily net assets under its management up to $50 million, .300 of 1% of such average daily net assets between $50 million and $300 million, and .155 of 1% of such average daily net assets in excess of $300 million. For purposes of computing these fees, PI will aggregate with the Fund's assets that are under SaBAM's management the assets of The Prudential Series Fund, Inc.-Equity Portfolio that are under SaBAM's management.


     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. A Subadvisory Agreement may be terminated by PI or the applicable investment adviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement also provides that it will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Under each Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers and futures commission merchants who provide to the investment adviser certain investment research, economic analysis, statistical and quotation services of value in advising the Fund and other advisory clients. Finally, as discussed in the prospectus, PI employs each investment adviser under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.


MATTERS CONSIDERED BY THE BOARD

     The Management and Subadvisory Agreements were last approved by the Directors, including all of the Independent Directors on May 28, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and investment advisers, respectively, the Board considered the performance of the Fund in comparison to relevant market indices, and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. Although the Fund's performance lagged in recent periods, the Board noted that the Fund's longer term performance remained favorable. The investment advisers explained the disappointing performance of their respective portions of the Fund's portfolio and discussed steps each was taking to address it. The Board also considered the Manager's and investment advisers' stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment advisers.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment advisers and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment advisers. In concluding that the direct and indirect benefits accruing to the Manager, the investment advisers and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment advisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or investment advisory fees. The Board understood that neither the Manager nor the investment advisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, and collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended December 31, 2003 and has agreed to voluntarily limit its distribution and service (12b-1) fees for the fiscal year ending December 31, 2004 payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time.

     For the fiscal year ended December 31, 2003, the Distributor received payments of $3,185,171 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2003, the Distributor also received $200,800 in initial sales charges in connection with the sale of Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) up to .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B and Class C shares, respectively, may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal year ended December 31, 2003, the Distributor received $4,384,161 from the Fund under the Class B Plan and spent approximately $1,977,100 in distributing the Class B shares. It is estimated that of the latter amount, approximately .33% ($6,600) was spent on printing and mailing of prospectuses to other than current shareholders; 29.43% ($581,900) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 70.24% ($1,388,600) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (57.04% or $1,127,800) and (2) an allocation on account of overhead and other branch office distribution-related expenses (13.19% or $260,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco Securities, LLC's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2003, the Distributor received $544,600 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 2003, the Distributor received $393,841 from the Fund under the Class C Plan and spent approximately $289,000 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately .18%, ($500) was spent on printing and mailing of prospectuses to other than current shareholders; .79% ($2,300) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 99.03% ($286,200) was spent in the aggregate for (1) payments of commissions and account servicing fees to financial advisers (87.02% or $251,500) and (2) an allocation of overhead and other branch office distribution-related expenses (12.01% or $34,700).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2003, the Distributor received $1,400 in contingent deferred sales charges attributable to Class C shares. Until February 2, 2004, the Distributor also received initial sales charges attributable to Class C shares. For the fiscal year ended December 31, 2003, the Distributor received $17,000 in initial sales charges in connection with the sale of Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in the Fund's Prospectus. It is anticipated that this 12b-1 fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund's shareholders rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS


     State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as the Fund's independent auditors through the fiscal year ended December 31, 2003, and in that capacity audited the Fund's annual financial statements through December 31, 2003. The Audit Committee of the Board and the full Board approved the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2004.


CODE OF ETHICS


     The Board has adopted a Code of Ethics. In addition, PI, Jennison, GEAM, SaBAM and PIMS have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board has delegated to the Fund's investment manager, Prudential Investments LLC ("PI" or the "Manager"), the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's investment advisers the responsibility for voting the Fund's proxies. The investment advisers are expected to identify and seek to obtain the optimal benefit for the portion of the Fund each manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the investment advisers or its affiliates. The Manager and the Board expect that the investment advisers will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the investment advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

     A summary of the proxy voting policies of the Fund's investment advisers are set forth in Appendix II of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indexes and stock index futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes each investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment advisers' affiliates (an affiliated broker).

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which the affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.


     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.


     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, Wachovia Securities may act as a broker or futures commission merchant for the Fund. In order for an affiliate of an investment adviser or Wachovia Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed upon an affiliated broker by applicable law.

     The table below sets forth information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities, for the three years ended December 31, 2003.



                                                               FISCAL               FISCAL               FISCAL
                                                             YEAR ENDED           YEAR ENDED           YEAR ENDED
ITEM                                                      DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
----                                                      -----------------    -----------------    -----------------
Total brokerage commissions paid by the Fund              $       3,407,573    $       4,414,506    $       6,256,133
Total brokerage commissions paid to Wachovia Securities   $          42,382    $          14,494    $          26,239
Percentage of total brokerage commissions paid to
   Wachovia Securities                                                 1.24%                0.33%                0.42%



     The Fund effected approximately 0.93% of the total dollar amount of its transactions involving the payment of commissions to Wachovia Securities during the year ended December 31, 2003. Of the total brokerage commissions paid during that period, $511,754 (or 15%) were paid to firms which provided research, statistical or other services to the Manager. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2003. As of December 31, 2003, the Fund held securities of the following:



     NAME                                           EQUITY OR DEBT                             AMOUNT
     ----                                           --------------                             ------
     Bear, Stearns & Co., Inc.                          Equity                             $      361,934
     Citigroup Inc.                                     Equity                             $   41,420,056
     Goldman Sachs Group, Inc.                          Equity                             $   23,046,445
     Merrill Lynch & Co., Inc.                          Equity                             $   22,478,844
     JP Morgan Chase & Co.                              Equity                             $    9,000,136
     Morgan Stanley                                     Equity                             $    3,547,142
     State Street Corp.                                 Equity                             $    2,935,020
     Bank of America Corp.                              Equity                             $   13,266,446


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share divided into four classes, designated Class A, Class B, Class C, and Class Z shares, consisting of 250 million shares of Class A common stock, 250 million shares of Class B common stock, 250 million shares of Class C common stock and 250 million shares of Class Z common stock. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.


     Shares of the Fund, when issued against payment therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 25% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.


PURCHASE BY WIRE


     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Strategic Partners Equity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Strategic Partners Equity Fund, Inc., Class A, Class B, Class C, or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchases by wire is $100.


ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment advisers.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares of the Fund are sold at a maximum initial sales charge of 5.5% (5% through March 14, 2004), and Class B*, Class C* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 2003, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share*                                $    14.16
Maximum initial sales charge (5.5% of offering price)                                        0.75
                                                                                       ----------
Maximum offering price to public                                                       $    14.91
                                                                                       ==========
CLASS B
Net asset value, offering price and redemption price per Class B share*                $    13.91
                                                                                       ==========
CLASS C
Net asset value, offering price and redemption price per Class C share*                $    13.91
                                                                                       ==========
CLASS Z
Net asset value, offering price and redemption price per Class Z share                 $    14.16
                                                                                       ==========


----------

  * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions. Until March 14, 2004, the maximum sales charge imposed on Class A shares is 5%.


SELECTING A PURCHASE ALTERNATIVE


     The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.5% (5% through March 14, 2004) and Class B shares are subject to a CDSC of 5% which declines to 0% over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution related fee on Class A shares would be less than those of the Class B and Class C shares.


     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B or Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply, as previously noted.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

     - Officers of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

     - Employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

     - Employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries


     -  Members of the Board of Directors of Prudential


     - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Prusec or with the Transfer Agent


     - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer


     - Investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

     - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Class A shares may be purchased at NAV without payment of a sales charge by (a) Wachovia Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and (b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestments of Trust distributions shall be subject to 12b-1 fees.


     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     -  An individual

     -  The individual's spouse, their children and their parents

     -  The individual's and spouse's IRA

     - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - One or more employee benefit plans of a company controlled by an individual.

     Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     In addition, an eligible group of related Fund investors may include (1) a client of a Wachovia Securities financial adviser who gives such financial adviser discretion to purchase the JennisonDryden or Strategic Partners mutual funds for his or her account only in connection with participation in a market timing program and for which program Wachovia Securities receives a separate advisory fee or (2) a client of an unaffiliated registered investment adviser which is a client of a Wachovia Securities financial adviser, if such unaffiliated adviser has discretion to purchase the JennisonDryden or Strategic Partners mutual funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the JennisonDryden or Strategic Partners mutual funds.


     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent. Effective on or about April 12, 2004, the value of shares held in American Skandia Advisor Funds, Inc. will be included for purposes of an Investment letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.


     An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an

Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.


CLASS Z SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

     - Current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)


     -  Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION


     Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.

EXPEDITED REDEMPTION PRIVILEGE

     By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.


     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, with an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGE


     Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares, and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                            CONTINGENT DEFERRED SALES
                                                             CHARGE AS A PERCENTAGE
                        YEAR SINCE PURCHASE                  OF DOLLARS INVESTED OR
                           PAYMENT MADE                        REDEMPTION PROCEEDS
          ----------------------------------------------    -------------------------
          First                                                       5.0%
          Second                                                      4.0%
          Third                                                       3.0%
          Fourth                                                      2.0%
          Fifth                                                       1.0%
          Sixth                                                       1.0%
          Seventh                                                    None


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION
Death                                  A copy of the shareholder's death
                                       certificate or, in the case of a trust, a
                                       copy of the grantor's death certificate,
                                       plus a copy of the trust agreement
                                       identifying the grantor.

Disability - An individual will be     A copy of the Social Security
considered disabled if he or she is    Administration award letter or a letter
unable to engage in any substantial    from a physician on the physician's
gainful activity by reason of any      letterhead stating that the shareholder
medically determinable physical or     (or, in the case of a trust, the grantor
mental impairment which can be         (a copy of the trust agreement
expected to result in death or to be   identifying the grantor will be required
of long-continued and indefinite       as well)) is permanently disabled. The
duration.                              letter must also indicate the date of
                                       disability.

Distribution from an IRA or 403(b)     A copy of the distribution form from the
Custodial Account                      custodial firm indicating (i) the date of
                                       birth of the shareholder and (ii) that
                                       the shareholder is over age 59 1/2 and is
                                       taking a normal distribution--signed by
                                       the shareholder.

Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee on
                                       company letterhead indicating the amount
                                       of the excess and whether or not taxes
                                       have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES


     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the Exchange Privilege is available for those funds eligible for investment in this particular program.

     It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at

(800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.


     The following money market funds participate in the Class A exchange privilege:


        Dryden California Municipal Fund
           (California Money Market Series)
        Dryden Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)
        Dryden Municipal Series Fund
           (New Jersey Money Market Series)
           (New York Money Market Series)
        MoneyMart Assets, Inc. (Class A shares)
        Dryden Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the intial purchase, rather than the date of the exchange.


     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

           PERIOD OF
           MONTHLY INVESTMENTS:            $100,000     $150,000     $200,000     $250,000
           --------------------            --------     --------     --------     --------
           25 Years                        $    105     $    158     $    210     $    263
           20 Years                             170          255          340          424
           15 Years                             289          438          578          722
           10 Years                             547          820        1,093        1,366
           5 Years                            1,361        2,041        2,721        3,402

          See "Automatic Investment Plan (AIP)."

----------

     (1) Source: The College Board, Trends in College Pricing 2002. Average costs for private institutions include tuition, fees, room and board for the 2002-2003 academic year.


     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.
                                      B-43

AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Wachovia Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain circumstances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS


     Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)


          CONTRIBUTIONS
          MADE OVER:                      PERSONAL SAVINGS          IRA
          -------------                   ----------------      -----------
          10 years                          $    26,712         $    31,291
          15 years                               46,091              58,649
          20 years                               71,060              98,846
          25 years                              103,232             157,909
          30 years                              144,685             244,692


----------
     (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with the procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Fund's investment advisers in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by an investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer, or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of an investment adviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager and an investment adviser, including, as applicable, their portfolio managers, traders, and its research and credit analysts and legal compliance personnel on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or an investment adviser regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners funds, and such other factors as may be determined by an investment adviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that an investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that an investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of an investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryfoward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 2003, of approximately $467,402,100, of which $5,750,100 expires in 2009, $324,813,700 expires in 2010 and $136,838,300 expires in 2011.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

     The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period.

These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

     The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.

        ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-,5- or 10-year periods at the end of the 1-,5- or 10-year periods (or fractional portion thereof).


     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2003.



                                        ONE        FIVE         TEN             SINCE
                                       YEAR       YEARS        YEARS          INCEPTION
                                     --------   --------     ---------    -----------------
          Class A                     24.88%     -0.08%       7.83%         9.89%(1/22/90)
          Class B                     25.39%      0.05%       7.58%        12.50%(3/15/82)
          Class C                     28.11%     -0.01%        N/A          7.77%(8/1/94)
          Class Z                     31.64%      1.20%        N/A          6.42%(3/1/96)

     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:

                P(1+T)(TO THE POWER OF n) = ATV SUB(D) or SUB(DR)

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
        n = number of years.
        ATV SUB(D) or SUB(DR)

            ATV SUB(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

            ATV SUB(DR) = ending value of a hypothetical $1,000
                          payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.


     Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2003.



                                        ONE        FIVE         TEN             SINCE
                                       YEAR       YEARS        YEARS          INCEPTION
                                     --------    --------    ---------    -----------------
          Class A                     24.79%      -1.67%       5.72%        7.55%(1/22/90)
          Class B                     25.39%      -1.41%       5.70%       10.51%(3/15/82)
          Class C                     28.11%      -1.45%        N/A         5.77%(8/1/94)
          Class Z                     31.51%      -0.49%        N/A         4.18%(3/1/96)



     Below are the average annual total returns (after taxes on distributions, redemptions and sale of Fund shares) for the Fund's share classes for the periods ended December 31, 2003.



                                        ONE        FIVE         TEN             SINCE
                                       YEAR       YEARS        YEARS          INCEPTION
                                     --------    --------    ---------    -----------------
          Class A                     16.26%      -0.12%       5.97%        7.56%(1/22/90)
          Class B                     16.51%       0.08%       5.92%       10.49%(3/15/82)
          Class C                     18.28%       0.03%        N/A         6.04%(8/1/94)
          Class Z                     20.71%       0.86%        N/A         4.78%(3/1/96)


     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                   T = ERV - P
                                       -------
                                          P


Where:   P = a hypothetical initial payment of $1,000.

         T = aggregate total return.

         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).


     Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2003.



                                        ONE        FIVE         TEN               SINCE
                                       YEAR       YEARS        YEARS            INCEPTION
                                     --------    --------    ---------    --------------------
          Class A                     31.45%      4.85%       123.72%       295.15%(1/22/90)
          Class B                     30.39%      0.95%       107.57%     1,204.52%(3/15/82)
          Class C                     30.41%      0.96%          N/A        104.34%(8/1/94)
          Class Z                     31.64%      6.15%          N/A         62.79%(3/1/96)



                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2003, incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-3336), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate change. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                   APPENDIX II

        DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     A summary of the proxy voting policies of each of the Fund's investment advisers follows:

JENNISON ASSOCIATES LLC

     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

     In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

GE ASSET MANAGEMENT, INCORPORATED

GENERAL

GE Asset Management exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all equity investments (Domestic and International) for which it has voting responsibility. Each proxy is reviewed individually, with the objective of seeking to enhance shareholder value for plan participants, and according to the procedures and guidelines which follow. General guidelines are provided to GE Asset Management personnel who have responsibility for voting proxies, in an effort to maintain consistency.

PROCEDURES

ANNUAL

Prior to each proxy season, the Proxy Committee analyzes the current year's issues, updates its guidelines and reviews the issues and guidelines with GE Asset Management personnel.

ADMINISTRATION AND REVIEW

     - ISS (Institutional Shareholder Services) receives proxy material from custodial banks, ADP (Automatic Data Processing) and directly from companies. GE Asset Management utilizes the services of ISS for proxy research, voting, administrative and reporting functions. GE Asset Management also utilizes IRRC (Investor Responsibility Research Center) for some research material.

     - ISS provides proposal analysis and vote recommendations based on GE Asset Management or specific client guidelines to the GE Asset Management proxy analyst. The proxy analyst reviews each vote recommendation, signing off on routine issues within defined parameters, and forwarding non-routine issues to appropriate industry/sector analyst for review.

     - All non-routine proxy voting recommendations are reviewed and signed-off by a member of the Proxy Committee to ensure that GE Asset Management fulfills its fiduciary responsibilities.

     - Once reviewed, vote decisions are sent to ISS who in turn votes the proxies through ADP, the solicitors, or the custodian banks. Records are maintained for all votes by GE Asset Management as well as by ISS, and comprehensive reports are reviewed semi-annually.

CONFIDENTIALITY

GE Asset Management generally maintains external confidentiality by NOT revealing the following information to third parties:

     -  Number of shares held in clients' accounts.

     -  Voting results on specific companies.

     -  General voting positions (proxy guidelines).

NOTE: Certain Exceptions (at our sole discretion) are made to this policy.

SALOMON BROTHERS ASSET MANAGEMENT INC

Salomon Brothers Asset Management Inc (SaBAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract; vote proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser; and for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

In voting proxies, SaBAM is guided by general fiduciary principles. SaBAM's goal is to act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. Sa BAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will do the most to maximize shareholder value.

Each business unit within SaBAM is responsible for researching and deciding proxies for the accounts that they manage. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. Certain business units may rely on an external service provider to provide them with certain information with regard to proxy votes. However, such recommendations do not relieve the adviser (business unit) of the duty to make an independent decision with regard to the proxy vote.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

          (a) (1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).

               (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 2-75128).

               (3) Articles Supplementary, incorporated by reference to Exhibit
               (a)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

               (4) Articles Supplementary dated July 17, 2003.*

          (b) (1) Amended By-Laws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on February 21, 2002
               (File No. 2-75128).

               (2) Amended and Restated By-Laws dated July 17, 2003.*


          (c)  (1) Specimen stock certificate, incorporated by reference to
               Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

               (2) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).

          (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management, LLC, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on February 21, 2002 (File No. 2-75128).

               (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 2001 (File No. 2-75128).

               (3) Subadvisory Agreement between Prudential Investments Fund Management LLC and GE Asset Management, Incorporated, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on February 21, 2002 (File No. 2-75128).

               (4) Subadvisory Agreement between Prudential Investments Fund Management LLC and Salomon Brothers Asset Management, Inc., incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 2001 (File No. 2-75128).

          (e) (1) Selected Dealer Agreement, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

               (2) Distribution Agreement, incorporated by reference to Exhibit
               (e)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

          (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

               (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on
               December 30, 1998 (File No. 2-75128).

               (3) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on
               February 29, 2000 (File No. 2-75128).

               (4) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).

               (5) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-15166) of Prudential Natural Resources Fund, Inc. filed via EDGAR on
               July 30, 2002.

          (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

               (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on February 29, 2000 (File No. 2-75128).

               (3) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 2003 (File No. 2-75128).

          (i) Opinion and Consent of Counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on February 21, 2002 (File No. 2-75128).

          (j)  Consent of Independent Registered Public Accounting Firm.*


          (m) (1) Amended and Restated Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

               (2) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

               (3) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

          (n) (1) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

               (2) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 2003 (File No. 2-75128).

               (3) Amended and Restated Rule 18f-3 Plan dated January 23, 2004.*

          (p) (1) Fund's Amended Code of Ethics. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 2003 (File No. 2-75128).

               (2) Amended Personal Securities Trading Policy of Manager and Distributor, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on January 29, 2003 of Prudential Sector Funds, Inc. (File No. 2-72097).

               (3) Jennison Associates LLC's Code of Ethics, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement of Prudential Natural Resources Fund, Inc. on Form N-1A (File No. 33-15166) filed via EDGAR on July 30, 2002.

               (4) GE Asset Management, Incorporated's Code of Ethics, incorporated by reference to Exhibit (p)(4) to Post- Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 2001 (File No. 2-75128).

               (5) Salomon Brothers Asset Management, Inc.'s Code of Ethics, incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on December 29, 2000 (File No. 2-75128).


          (q)  (1) Power of Attorney dated August 1, 2003.*

               (2) Powers of Attorney dated August 1, 2003.*


----------
  *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
     None.

ITEM 25. INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's Amended and Restated By-Laws (Exhibit (b)(2) to the Registration Statement), the Fund shall indemnify present and former officers, directors, employees and agents against judgments, fines, settlements and expenses, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(2) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised, that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (d)(3) and (d)(4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Jennison Associates LLC, GE Asset Management, Incorporated and Salomon Brothers Asset Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a) Prudential Investments LLC (PI)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, Newark, New Jersey 07102.


NAME AND ADDRESS    POSITION WITH PI                 PRINCIPAL OCCUPATIONS
-----------------   -------------------------   -------------------------------
Robert F. Gunia     Executive Vice President    Executive Vice President, and
                     and Chief                   Chief Administrative Officer;
                     Administrative Officer      PI; Vice President,
                                                 Prudential; President, PIMS;
                                                 Executive Vice President,
                                                 Chief Administrative Officer
                                                 and Director of American
                                                 Skandia Investment Services,
                                                 Inc.; Executive Vice President
                                                 and Director of American
                                                 Skandia Fund Services Inc.;
                                                 Executive Vice President.
                                                 Chief Administrative Officer
                                                 and Director of American
                                                 Skandia Advisory Services, Inc.

NAME AND ADDRESS    POSITION WITH PI                 PRINCIPAL OCCUPATIONS
-----------------   -------------------------   -------------------------------
William V. Healey   Executive Vice President    Executive Vice President, and
                     and Chief Legal Officer     Chief Legal Officer, PI; Vice
                                                 President and Associate
                                                 General Counsel, Prudential;
                                                 Senior Vice President, Chief
                                                 Legal Officer and Secretary,
                                                 PIMS; Executive Vice President
                                                 and Chief Legal Officer of
                                                 American Skandia Investment
                                                 Services, Inc.; Executive Vice
                                                 President and Chief Legal
                                                 Officer of American Skandia
                                                 Fund Services, Inc.; Executive
                                                 Vice President and Chief Legal
                                                 Officer of American Skandia
                                                 Advisory Services, Inc.

Keithe L. Kinne     Executive Vice President    Executive Vice President, PI.
                                                 Executive Vice President and
                                                 Director of American Skandia
                                                 Investment Services, Inc., and
                                                 Executive Vice President and
                                                 director of American Skandia
                                                 Advisory Services, Inc.

Kevin B. Osborn     Executive Vice President    Executive Vice President, PI;
                                                 Executive Vice President and
                                                 Director of American Skandia
                                                 Investment Services, Inc., and
                                                 Executive Vice President and
                                                 Director of American Skandia
                                                 Advisory Services, Inc.

Stephen Pelletier   Executive Vice President    Executive Vice President, PI

Judy A. Rice        Officer in Charge,          Office-in-Charge, President,
                     President, Chief            Chief Executive Officer and
                     Executive Officer and       Chief Operating Officer, PI;
                     Chief Operating Officer     Officer-in-Charge, Director,
                                                 President, Chief Executive
                                                 Officer and Chief Operating
                                                 Officer of American Skandia
                                                 Investment Services, Inc.,
                                                 Officer-in-Charge, Director,
                                                 President and Chief Executive
                                                 Officer of American Skandia
                                                 Fund Services, Inc.,
                                                 Officer-in-Charge, Director,
                                                 President, Chief Executive
                                                 Officer and Chief Operating
                                                 Officer of American Skandia
                                                 Advisory Services, Inc.

Philip N. Russo     Executive Vice President,   Executive Vice President,
                     Chief Financial Officer     Chief Financial Officer and
                     and Treasurer               Treasurer, PI; Director of
                                                 Jennison Associates, LLC;
                                                 Executive Vice President and
                                                 Director of American Skandia
                                                 Investment Services, Inc. and
                                                 Executive Vice President and
                                                 Director of American Skandia
                                                 Advisory Services, Inc.

Lynn M. Waldvogel   Executive Vice President    Executive Vice President, PI;
                                                 Chief Financial Officer and
                                                 Director of American Skandia
                                                 Fund Services, Inc.; Executive
                                                 Vice President, Chief
                                                 financial Officer and Director
                                                 of American Skandia Advisory
                                                 Services, Inc.


     (b) Jennison Associates LLC (Jennison)

     See "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.


NAME AND ADDRESS                     PRINCIPAL OCCUPATION
-----------------                    --------------------
Dennis M. Kass                       Director, Chairman and Chief Executive Officer, Jennison.
                                      Director and Vice President, Prudential Investment Management,
                                      Inc. ("PIM"). Director, Prudential Trust Company ("PTC").
Spiros Segalas                       Director, President and Chief Investment Officer, Jennison. Vice President, PTC.
Michael A. Del Balso                 Director and Executive Vice President, Jennison. Vice President, PTC.
Karen E. Kohler                      Director and Executive Vice President, Jennison.
Kathleen A. McCarragher              Director and Executive Vice President, Jennison. Vice President, PTC.
Mary-Jane Flaherty                   Director, Jennison. Managing Director--Strategic Initiatives, PIM. Director and Vice
Gateway Center Three, 15th Floor      President, Prudential Asset Management Holding Company ("PAMHC").
100 Mulberry Street
Newark, New Jersey 07102

NAME AND ADDRESS                     PRINCIPAL OCCUPATION
-----------------                    --------------------
Philip N. Russo                      Director, Jennison. Director, PIM.
Gateway Center Three, 15th Floor      Director, PRICOA General Partner
100 Mulberry Street                   Limited. Treasurer, PIM Warehouse,
Newark, New Jersey 07102              Inc. ("PIMW"). Chief Financial
                                      Officer, Executive Vice President
                                      and Treasurer, PIFM Holdco, Inc.
                                      Chief Financial Officer, Executive
                                      Vice President and Treasurer,
                                      Prudential Investments LLC. Chief
                                      Financial Officer, Prudential
                                      Mutual Fund Services LLC. Vice
                                      President and Director, PIM
                                      Investments, Inc. ("PIMI"). Vice
                                      President Finance, PIM Foreign
                                      Investments, Inc. ("PIMF"). Chief
                                      Financial Officer, Executive Vice
                                      President and Director, American
                                      Skandia Investment Services,
                                      Incorporated. Chief Financial
                                      Officer and Director, American
                                      Skandia Fund Services, Inc. Chief
                                      Financial Officer, Executive Vice
                                      President and Director, American
                                      Skandia Advisory Services, Inc.

John R. Strangfeld                   Director, Jennison. Vice Chairman,
751 Broad Street, 24th Floor          Prudential Financial, Inc. ("PFI").
Newark, New Jersey 07102              Director and Chairman, PIM.
                                      Director and President, PAMHC.
                                      Director, Chairman and Chief
                                      Executive Officer, Prudential
                                      Securities Group Inc. Director,
                                      Chairman and Chief Executive
                                      Officer, Prudential Equity Group,
                                      Inc. Director and Chairman, PIM
                                      Global Financial Strategies, Inc.
                                      Director and President, Prudential
                                      Capital and Investment Services,
                                      LLC. Chairman, Wachovia Securities,
                                      LLC.

Kevin C. Uebelein                    Director, Jennison. Director, Chief
Prudential Investment                 Investment Officer, Senior Managing
 Management (Japan), Inc.             Executive Officer, Executive
Prudential Tower                      Officer, The Gibraltar Life
2-13-10 Nagata-cho, Chiyoda-ku        Insurance Company, Ltd. Senior Vice
Tokyo, 100-0014 Japan                 President, PIM. Director,
                                      Prudential Investment Management
                                      (Japan), Inc. Director, Asian
                                      Infrastructure Mezzanine Capital
                                      Fund.

Bernard B. Winograd                  Director, Jennison. Director, Chief
Gateway Center Three, 15th Floor      Executive Officer and President,
100 Mulberry Street                   PIM. Director and Vice President,
Newark, New Jersey 07102              PAMHC. Director and Chairman, PIMW.
                                      Director and Chairman, PIC Holdings
                                      Limited. Trustee, 745 Property
                                      Investments. Executive Vice
                                      President, Prudential Investment
                                      Management Services LLC. Director
                                      and President, PIMI. President,
                                      PIMF. Signatory Second Vice
                                      President, The Prudential Insurance
                                      Company of America.


     (c) GE Asset Management, Incorporated (GEAM)

     See "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of GEAM's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-31947), the text of which is hereby incorporated by reference.


     (d) Salomon Brothers Asset Management Inc. (SaBAM)


     See "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of SaBAM's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-32046), the text of which is hereby incorporated by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Prudential Investment Management Services (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small-Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset

Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.

     PIMS is also distributor of the following other investment companies:
Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning officers and directors of PIMS is set forth below.



                                     POSITIONS AND                                     POSITIONS AND
                                     OFFICES WITH                                      OFFICES WITH
NAME(1)                              UNDERWRITER                                       REGISTRANT
-------                              -------------                                     --------------
Edward P. Baird                      Executive Vice President                          None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin                    Vice President and Treasurer                      None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler                 Senior Vice President and Chief Compliance        None
                                      Officer

Robert F. Gunia                      President                                         Vice President and Director

William V. Healey                    Senior Vice President, Secretary and Chief Legal  None
                                      Officer

Michael J. McQuade                   Senior Vice President and Chief                   None
                                      Financial Officer

David R. Odenath                     Executive Vice President                          None

Stephen Pelletier                    Executive Vice President                          None

Scott G. Sleyster                    Executive Vice President                          None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd                  Executive Vice President                          None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, GE Asset Management, Inc., 3003 Summer Street, Building B, Stamford, Connecticut 06904, Salomon Brothers Asset Management, Inc., 399 Park Avenue, New York, New York 10022, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a1(b)(5), (6), (7), (9), (10) and (11),
31a1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES.

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of February, 2004.

                                STRATEGIC PARTNERS EQUITY FUND, INC.

                                                /s/ JUDY A. RICE
                                     -------------------------------------------
                                            Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                 TITLE                                         DATE
               ---------                 -----                                         -----
                  *
-------------------------------------    Director
          David E.A. Carson

                  *
-------------------------------------    Director
          Robert E. La Blanc

                  *
-------------------------------------    Director
          Robert F. Gunia

                  *
-------------------------------------    Director
          Douglas H. McCorkindale

                  *
-------------------------------------    Director
          Richard A. Redeker

                  *
-------------------------------------    Director
          Judy A. Rice

                  *
-------------------------------------    Director
          Robin B. Smith

                  *
-------------------------------------    Director
          Stephen Stoneburn

                  *
-------------------------------------    Director
          Clay T. Whitehead

-------------------------------------    Director

          /s/ GRACE C. TORRES
-------------------------------------    Treasurer and Principal Financial and
          Grace C. Torres                Accounting Officer

  *By /s/ MARGUERITE E.H. MORRISON
-------------------------------------
          Marguerite E.H. Morrison                            February 25, 2004
          Attorney-in-fact

                      STRATEGIC PARTNERS EQUITY FUND, INC.


                               INDEX TO EXHIBITS


EXHIBIT
NO.                             DESCRIPTION
          (a) (4) Articles Supplementary dated July 17, 2003.*

          (b) (2) Amended and Restated By-Laws dated July 17, 2003.*

          (j) Consent of Independent Registered Public Accounting Firm.*

          (n) (3) Amended and Restated Rule 18f-3 Plan dated January 23, 2004.*

          (q) (1) Power of Attorney dated August 1, 2003.*

              (2) Powers of Attorney dated August 1, 2003.*


----------
*Filed herewith.